EXHIBIT 99.2
                                  ------------

                 The Confirmation, dated as of February 3, 2006.

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009





DATE:                      February 22, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7845 - Amended

This Confirmation and Agreement is amended as of February 22, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 2 of 15


        Type of Transaction:                Rate Cap

        Notional Amount:                    With  respect to any  Calculation
                                            Period,  the amount set forth for
                                            such period in the Schedule of
                                            Notional Amounts attached hereto.

        Trade Date:                         February 3, 2006

        Effective Date:                     February 27, 2006

        Termination Date:                   December 25, 2017

        Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:                 February 7, 2006

              Fixed Amount:                 USD 1,300,000

        Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.50000%

              Floating Rate Payer
              Period End Dates:             The 25th calendar day of each month
                                            during the Term of this
                                            Transaction, commencing March 25,
                                            2006 and ending on the
                                            Termination Date, with No
                                            Adjustment.

              Floating Rate Payer
              Payment Dates:                Early Payment  shall be  applicable.
                                            One Business Day preceding each
                                            Floating Rate Payer Period End
                                            Date.

              Floating Rate Option:         USD-LIBOR-BBA, provided,
                                            however, that if the Floating
                                            Rate determined from such
                                            Floating Rate Option for any
                                            Calculation Period is greater
                                            than 9.00000% then the
                                            Floating Rate for such
                                            Calculation Period shall be
                                            deemed to be 9.00000%.

              Designated Maturity:          One month

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 3 of 15



              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates:                  The first day of each Calculation
                                            Period.

              Compounding:                  Inapplicable

        Business Days for payments:         New York and London

        Business Day Convention:            Modified Following

        Additional Amount:                  In connection  with amending this
                                            Transaction  USD 13,300 is payable
                                            by BSFP to Counterparty on
                                            February 23, 2006.

3.      Additional Provisions:              Each  party  hereto is hereby
                                            advised and acknowledges that the
                                            other party has engaged in (or
                                            refrained from engaging in)
                                            substantial financial
                                            transactions and has taken (or
                                            refrained from taking) other
                                            material actions in reliance upon
                                            the entry by the parties into the
                                            Transaction being entered into on
                                            the terms and conditions set
                                            forth herein and in the
                                            Confirmation relating to such
                                            Transaction, as applicable. This
                                            paragraph shall be deemed
                                            repeated on the trade date of
                                            each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
        Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)      Termination Provisions. For purposes of the ISDA Form Master
        Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 4 of 15


(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

        (i)     Market Quotation will apply.

        (ii)    The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 5 of 15


Party required to deliver      Form/Document/                            Date by which to
document                       Certificate                               be delivered

BSFP and                       Any    document    required   or          Promptly  after  the  earlier  of (i)
the Counterparty               reasonably  requested  to  allow          reasonable demand  by  either  party
                               the   other    party   to   make          or (ii)  learning  that such form or
                               payments  under  this  Agreement          document is required
                               without   any    deduction    or
                               withholding   for   or  on   the
                               account  of any Tax or with such
                               deduction  or  withholding  at a
                               reduced rate


(2) Other documents to be delivered are:


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 6 of 15


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

        Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue,
                                    New York, New York  10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

        with a copy to:

                  Address:          One Metrotech Center North,
                                    Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

        Address for notices or communications to the Counterparty:

                  Address:          4500 Park Granada
                                    Mail Stop CH-143
                                    Calabasas, CA 91302
                  Attention:        Mr. Jeff Staab
                  Facsimile:        818-225-3898
                  Phone:            818-225-3279

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 7 of 15


(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)     Credit Support Document. Not applicable for either BSFP or the
        Counterparty.

(g)     Credit Support Provider.

        BSFP:    Not Applicable

        The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 8 of 15

        Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 9 of 15

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

                NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 10 of 15

5.      Account Details and
        Settlement Information:             Payments to BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the
                                            account of Bear, Stearns
                                            Securities Corp. Account Number:
                                            0925-3186, for further credit to
                                            Bear Stearns Financial Products
                                            Inc. Sub-account Number:
                                            102-04654-1-3 Attention:
                                            Derivatives Department

                                            Payments to Counterparty:
                                            Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 11 of 15


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    _/s/ Leticia Chevere
       ---------------------
       Name:   Leticia Chevere
       Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:    /s/ Brad Coburn
       -----------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name: Brad Coburn
       Title: Managing Director and Assistant Treasurer





er

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 12 of 15




                         SCHEDULE OF NOTIONAL AMOUNTS

          From and including      To but excluding             Notional Amount
                                                                    (USD)
            --------------           -----------               --------------
            Effective Date           25-Mar-2006               105,000,000.00
             25-Mar-2006             25-Apr-2006               104,734,206.00
             25-Apr-2006             25-May-2006               104,217,259.50
             25-May-2006             25-Jun-2006               103,452,454.04
             25-Jun-2006             25-Jul-2006               102,443,634.61
             25-Jul-2006             25-Aug-2006               101,195,275.37
             25-Aug-2006             25-Sep-2006                99,712,471.91
             25-Sep-2006             25-Oct-2006                98,000,930.87
             25-Oct-2006             25-Nov-2006                96,066,956.94
             25-Nov-2006             25-Dec-2006                93,917,437.16
             25-Dec-2006             25-Jan-2007                91,559,822.67
             25-Jan-2007             25-Feb-2007                89,263,361.74
             25-Feb-2007             25-Mar-2007                87,027,170.74
             25-Mar-2007             25-Apr-2007                84,850,378.74
             25-Apr-2007             25-May-2007                82,732,127.37
             25-May-2007             25-Jun-2007                80,671,570.62
             25-Jun-2007             25-Jul-2007                78,667,874.65
             25-Jul-2007             25-Aug-2007                76,720,217.64
             25-Aug-2007             25-Sep-2007                74,827,789.61
             25-Sep-2007             25-Oct-2007                72,989,792.25
             25-Oct-2007             25-Nov-2007                71,205,438.75
             25-Nov-2007             25-Dec-2007                69,473,953.63
             25-Dec-2007             25-Jan-2008                67,794,572.57
             25-Jan-2008             25-Feb-2008                66,166,542.31
             25-Feb-2008             25-Mar-2008                64,589,120.39
             25-Mar-2008             25-Apr-2008                63,061,575.08
             25-Apr-2008             25-May-2008                61,583,185.19
             25-May-2008             25-Jun-2008                60,153,239.92
             25-Jun-2008             25-Jul-2008                58,771,038.72
             25-Jul-2008             25-Aug-2008                57,435,891.15
             25-Aug-2008             25-Sep-2008                56,147,116.70
             25-Sep-2008             25-Oct-2008                54,904,044.68
             25-Oct-2008             25-Nov-2008                53,706,014.07

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 13 of 15


             25-Nov-2008             25-Dec-2008                52,552,373.40
             25-Dec-2008             25-Jan-2009                51,442,480.56
             25-Jan-2009             25-Feb-2009                50,375,702.72
             25-Feb-2009             25-Mar-2009                49,351,416.19
             25-Mar-2009             25-Apr-2009                48,369,006.24
             25-Apr-2009             25-May-2009                47,427,867.04
             25-May-2009             25-Jun-2009                46,527,401.49
             25-Jun-2009             25-Jul-2009                45,667,021.09
             25-Jul-2009             25-Aug-2009                44,846,145.84
             25-Aug-2009             25-Sep-2009                44,064,204.13
             25-Sep-2009             25-Oct-2009                43,320,632.56
             25-Oct-2009             25-Nov-2009                42,614,875.89
             25-Nov-2009             25-Dec-2009                41,946,386.88
             25-Dec-2009             25-Jan-2010                41,314,626.20
             25-Jan-2010             25-Feb-2010                40,719,062.28
             25-Feb-2010             25-Mar-2010                40,159,171.26
             25-Mar-2010             25-Apr-2010                39,634,436.81
             25-Apr-2010             25-May-2010                39,144,350.07
             25-May-2010             25-Jun-2010                38,688,409.54
             25-Jun-2010             25-Jul-2010                38,266,120.93
             25-Jul-2010             25-Aug-2010                37,876,997.13
             25-Aug-2010             25-Sep-2010                37,520,558.02
             25-Sep-2010             25-Oct-2010                37,196,330.45
             25-Oct-2010             25-Nov-2010                36,903,848.10
             25-Nov-2010             25-Dec-2010                36,642,651.37
             25-Dec-2010             25-Jan-2011                36,412,287.32
             25-Jan-2011             25-Feb-2011                36,212,309.54
             25-Feb-2011             25-Mar-2011                36,042,278.07
             25-Mar-2011             25-Apr-2011                36,041,278.07
             25-Apr-2011             25-May-2011                36,040,278.07
             25-May-2011             25-Jun-2011                36,039,278.07
             25-Jun-2011             25-Jul-2011                36,038,278.07
             25-Jul-2011             25-Aug-2011                36,037,278.07
             25-Aug-2011             25-Sep-2011                36,036,278.07
             25-Sep-2011             25-Oct-2011                36,035,278.07
             25-Oct-2011             25-Nov-2011                36,034,278.07
             25-Nov-2011             25-Dec-2011                36,033,278.07
             25-Dec-2011             25-Jan-2012                36,032,278.07

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 14 of 15


             25-Jan-2012             25-Feb-2012                36,031,278.07
             25-Feb-2012             25-Mar-2012                36,030,278.07
             25-Mar-2012             25-Apr-2012                36,029,278.07
             25-Apr-2012             25-May-2012                36,028,278.07
             25-May-2012             25-Jun-2012                36,027,278.07
             25-Jun-2012             25-Jul-2012                36,026,278.07
             25-Jul-2012             25-Aug-2012                36,025,278.07
             25-Aug-2012             25-Sep-2012                36,024,278.07
             25-Sep-2012             25-Oct-2012                35,316,951.04
             25-Oct-2012             25-Nov-2012                34,122,045.68
             25-Nov-2012             25-Dec-2012                32,947,435.68
             25-Dec-2012             25-Jan-2013                31,792,810.65
             25-Jan-2013             25-Feb-2013                30,657,864.78
             25-Feb-2013             25-Mar-2013                29,542,296.78
             25-Mar-2013             25-Apr-2013                28,578,236.99
             25-Apr-2013             25-May-2013                27,630,939.09
             25-May-2013             25-Jun-2013                26,700,137.07
             25-Jun-2013             25-Jul-2013                25,785,568.95
             25-Jul-2013             25-Aug-2013                24,886,976.71
             25-Aug-2013             25-Sep-2013                24,004,106.25
             25-Sep-2013             25-Oct-2013                23,136,707.32
             25-Oct-2013             25-Nov-2013                22,284,533.48
             25-Nov-2013             25-Dec-2013                21,447,342.01
             25-Dec-2013             25-Jan-2014                20,624,893.88
             25-Jan-2014             25-Feb-2014                19,816,953.72
             25-Feb-2014             25-Mar-2014                19,023,289.69
             25-Mar-2014             25-Apr-2014                18,362,447.67
             25-Apr-2014             25-May-2014                17,712,893.80
             25-May-2014             25-Jun-2014                17,074,445.85
             25-Jun-2014             25-Jul-2014                16,446,924.45
             25-Jul-2014             25-Aug-2014                15,830,153.01
             25-Aug-2014             25-Sep-2014                15,223,957.69
             25-Sep-2014             25-Oct-2014                14,628,167.36
             25-Oct-2014             25-Nov-2014                14,042,613.57
             25-Nov-2014             25-Dec-2014                13,467,130.47
             25-Dec-2014             25-Jan-2015                12,901,554.82
             25-Jan-2015             25-Feb-2015                12,345,725.93
             25-Feb-2015             25-Mar-2015                11,799,485.59

Reference Number: FXNEC7845 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 15 of 15


             25-Mar-2015             25-Apr-2015                11,365,377.07
             25-Apr-2015             25-May-2015                10,937,730.88
             25-May-2015             25-Jun-2015                10,516,452.46
             25-Jun-2015             25-Jul-2015                10,101,448.64
             25-Jul-2015             25-Aug-2015                 9,692,627.58
             25-Aug-2015             25-Sep-2015                 9,289,898.77
             25-Sep-2015             25-Oct-2015                 8,893,173.03
             25-Oct-2015             25-Nov-2015                 8,502,362.44
             25-Nov-2015             25-Dec-2015                 8,117,380.39
             25-Dec-2015             25-Jan-2016                 7,738,141.50
             25-Jan-2016             25-Feb-2016                 7,345,431.97
             25-Feb-2016             25-Mar-2016                 6,958,737.90
             25-Mar-2016             25-Apr-2016                 6,577,969.88
             25-Apr-2016             25-May-2016                 6,203,039.78
             25-May-2016             25-Jun-2016                 5,833,860.77
             25-Jun-2016             25-Jul-2016                 5,470,347.28
             25-Jul-2016             25-Aug-2016                 5,112,415.00
             25-Aug-2016             25-Sep-2016                 4,759,980.85
             25-Sep-2016             25-Oct-2016                 4,412,962.97
             25-Oct-2016             25-Nov-2016                 4,071,280.70
             25-Nov-2016             25-Dec-2016                 3,734,854.55
             25-Dec-2016             25-Jan-2017                 3,403,606.20
             25-Jan-2017             25-Feb-2017                 3,077,458.46
             25-Feb-2017             25-Mar-2017                 2,756,335.31
             25-Mar-2017             25-Apr-2017                 2,440,161.81
             25-Apr-2017             25-May-2017                 2,128,864.12
             25-May-2017             25-Jun-2017                 1,822,369.48
             25-Jun-2017             25-Jul-2017                 1,520,606.23
             25-Jul-2017             25-Aug-2017                 1,223,503.71
             25-Aug-2017             25-Sep-2017                   930,992.33
             25-Sep-2017             25-Oct-2017                   643,003.51
             25-Oct-2017             25-Nov-2017                   359,469.66
             25-Nov-2017          Termination Date                  80,324.22
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